UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2007

TORNADO GOLD INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50146

(Commission File Number)

94-3409645

(IRS Employer Identification No.)

8600 Technology Way, Suite 118, Reno, Nevada 89521

(Address of principal executive offices and Zip Code)

(775) 852-3770

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective December 13, Larry Kornze and Ernestine Chan were appointed as directors of our company.

Our board of directors now consists of Earl W. Abbott, Carl Pescio, George Drazenovic, Larry Kornze and Ernestine Chan.

There are no family relationships between any of our directors or executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORNADO GOLD INTERNATIONAL CORPORATION

/s/ Earl Abbot

Earl Abbott , CEO

Date: January 22, 2008

CW1584756.1